Reserves (Tables)	12 Months Ended
Dec. 31, 2025
Reserves
Reconciliation of reserves

	2025	2024	2023
	$m	$m	$m
Cumulative translation differences included within Retained earnings
At 1 January	(4,069)	(3,014)	(3,694)
Foreign exchange arising on consolidation	2,387	(957)	608
Exchange adjustments on goodwill (recorded against Other reserves)	23	(15)	4
Foreign exchange arising on designated liabilities in net investment hedges[1]	18	(122)	24
Fair value movements on derivatives designated in net investment hedges	14	39	44
Net exchange movement in Retained earnings	2,442	(1,055)	680
At 31 December	(1,627)	(4,069)	(3,014)

1	Foreign exchange arising on designated liabilities in net investment hedges includes $(137)m in respect of designated bonds and $155m in respect of designated contingent consideration and other liabilities. The change in value of designated contingent consideration liabilities relates to $152m in respect of BMS’ share of Global Diabetes Alliance.